UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 2, 2007

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)


          Delaware                                           94-3240473
 ---------------------------                               ---------------
(State or other Jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)


  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
  --------------------------------------                        --------
  (Address of principal executive office)                      (zip code)


                                 415-288-9595
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On August 2, 2007, Mr. Stanley Brooks provided the Corporation with e-mail notice of his resignation from its Board of Directors and its audit committee. Mr. Brooks stated that he was resigning for personal reasons only and that his resignation does not reflect any disagreement with CAIT's Board or its management.

The Corporation is thankful and appreciative of Mr. Brooks's long tenure and wishes him the best of luck in his future endeavors.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust



Dated: August 2, 2007                         By:  /s/ Richard Wrensen
                                                   -----------------------
                                                   Richard J. Wrensen,
                                                   Chief Executive Officer